                                                                      EXHIBIT 23


                     FIBREBOARD CORPORATION AND SUBSIDIARIES


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Fibreboard Corporation's previously filed Registration Statements on Form S-8, File No. 33-60412, No. 33-26449, No. 33-26450 and No. 333-16551.

Arthur Andersen LLP

Dallas, Texas
March 27, 1997